Exhibit 99.1

Exhibit 99.1

Transcept PHARMACEUTICALS, INC.

A specialty pharmaceutical company focused on the development and commercialization of proprietary products to address important therapeutic needs in the field of neuroscience

August 2010

Forward looking statements

This slide deck contains forward-looking statements based upon current expectations within the meaning of the Private Securities Reform Act of 1995. Such statements involve risks and uncertainties. Actual results may differ significantly from that discussed in the forward-looking statements.

Examples of such statements include, but are not limited to: plans to resubmit the Intermezzo® NDA; Intermezzo® being the first commercially available sleep aid in the United States in its target indication; plans for a highway driving study of Intermezzo® and studies of TO-2061; and the ability of Transcept to resubmit the Intermezzo® NDA with content to warrant FDA approval; the cost of planned studies and the sufficiency of cash resources to address the FDA Complete Response Letter issues and fund currently planned operations and studies; the ability of Transcept to obtain and maintain patent protection, regulatory exclusivity and payor reimbursement for its product candidates; the satisfaction of conditions under our collaboration agreement with Purdue to obtain payments thereunder; plans of Transcept to exercise the option to co-promote Intermezzo® and to develop a specialty sales force; plans of Purdue to prioritize Intermezzo® commercialization; plans to out-license commercialization of Intermezzo® outside the U.S.; reimbursement potential for TO-2061; and the ability of Transcept to identify potential products to complement any co-promotion of Intermezzo®.

Various important factors could cause actual results or events to differ materially from the forward-looking statements that Transcept makes, including risks related to the following: our ability to carry out planned studies successfully and in a timely manner; new information arising out of clinical trial results; the FDA’s view of the sufficiency of the planned resubmission to support review and approval of the Intermezzo® NDA; unforeseen expenses related to FDA approval and the business of Transcept generally; a decision by Purdue to terminate the Collaboration Agreement, before or even if the Intermezzo® NDA is approved; obtaining, maintaining and protecting the intellectual property rights and payor reimbursement for our product candidates; dependence on third parties to manufacture product candidates for our planned studies and carry out clinical trials; and the ability of Transcept to obtain additional funding, if needed, to support its business activities.

These and other risks are described in greater detail in the “Risk Factors” section of Transcept periodic reports filed with the SEC. Forward-looking statements do not reflect the potential impact of any future in-licensing, collaborations, acquisitions, mergers, dispositions, joint ventures, or investments Transcept may enter into or make. We undertake no obligation to revise or update the forward-looking statements made herein whether as a result of new information, future events or otherwise.

Transcept Pharmaceuticals: company profile

Public listing through reverse merger in Jan 2009 – Nasdaq:TSPT

Intermezzo® (zolpidem tartrate sublingual tablet): lead product candidate

U.S. primary care partnership with Purdue Pharma, psychiatry co-promote option

Strong balance sheet: $83.1M of cash, cash equivalents and marketable securities on Mar 31, 2010

Management team with consistent history of pharmaceutical product development and commercial success

Transcept Pharmaceuticals: key corporate events

Intermezzo®: Preclinical program and two Phase 3 studies completed: 2004-2008

Intermezzo® NDA submitted: September 2008

U.S. commercial partnership: Purdue, Intermezzo® primary care marketing and sales: July 2009

Intermezzo® Complete Response Letter received from FDA: October 2009

Transcept plans to resubmit the Intermezzo® NDA in Q1 2011 for six-month FDA Class 2 review

Intermezzo®

Proposed indication statement: Intermezzo® (zolpidem tartrate sublingual tablet) is indicated for use as needed for the treatment of insomnia when a middle of the night awakening is followed by difficulty returning to sleep

U.S. insomnia market:
~76 M insomnia prescriptions, March 2009-March 2010



Total Insomnia Prescriptions
Total Annual Prescriptions (MAT millions)
90
80
70
60
50
40
30
20
10
0
Mar-06
May-06
Jul-06
Sep-06
Nov-06
Jan-07
Mar-07
May-07
Jul-07
Sep-07
Nov-07
Jan-08
Mar-08
May-08
Jul-08
Sep-08
Nov-08
Jan-09
Mar-09
May-09
Jul-09
Sep-09
Nov-09
Jan-10
Mar-10

Source: Wolters Kluwer Pharma Solutions

Transcept PHARMACEUTICALS, INC.

6

Stanford Sleep Epidemiology Research Center:

middle of the night awakening: #1 insomnia symptom

Large scale population based sleep epidemiology study*, ~9,000 subjects over 4 years

35% report awakenings at least 3x per week

>90% report awakenings persist more than six months

Fewer than 25% of the middle of the night awakening group reported difficulty going to sleep at bedtime

10.9% of study subjects who experienced middle of the night awakenings consulted a physician

*Maurice M. Ohayon, MD, DSc, PhD: Nocturnal Awakenings and comorbid disorders in the American general population, J of Psych Research (2008)

Intermezzo®: no product currently indicated for prn treatment of middle of the night awakening

Middle of the night awakenings typically did not occur every night, even in a more severely affected patient group*

Commonly prescribed 7 to 8 hour sleep aids require bedtime prophylactic dosing before an awakening occurs and are not designed for use in the middle of the night

An ideal therapeutic would:

Be used at the time patients need help returning to sleep, not every night in advance of a problem that may not occur

Return patients to sleep rapidly

Use a low enough dose to avoid next day residual effects

* Transcept Pharmaceuticals Phase 3 outpatient study, n = 294

d

Intermezzo®: anticipated to be the first sleep aid for use at the time of a middle of the night awakening

Novel formulation

Sublingual tablet dissolves in ~ 2 minutes

pH drives zolpidem base, rapidly absorbed

Low dose

72% lower dose than Ambien CR®, the most commonly prescribed insomnia brand

Fast acting

Sleep lab clinical result: 14 minute sleep onset with 3.5 mg dose

No next day residual effects

In two Phase 3 studies, no significant next day residual effects as compared to placebo

Intermezzo® 3.5 mg delivered greater early zolpidem bioavailability than a ~3x higher Ambien® dose

PK comparison study: *Intermezzo*® 3.5mg vs. Ambien 10mg PO n=33


Area under the curve (AUC) (ng.hr/mL)
4
3
2
1
0
0
5
10
15
20
Time (min)
1.4x
Intermezzo® 3.5 mg
2.9x
9.3x
Ambien® 10 mg

10
Transcept PHARMACEUTICALS, INC.

Regulatory Review

FDA Complete Response Letter: October 2009

FDA indicated Transcept has submitted substantial evidence of effectiveness for the use of Intermezzo® in its intended indication

FDA recognized that the Intermezzo® data did not indicate significant next-day residual effects at 4 hrs

However, given the unique Intermezzo® indication, FDA has requested:

additional data on next-day effects, with reference to driving ability demonstration that inadvertent dosing errors can be minimized inadvertent re-dosing in a single night

inadvertent dosing with < 4 hrs of bedtime remaining

Actions to address FDA Complete Response Letter

Inadvertent re-dosing in a single night

FDA has indicated that redesigned unit dose packaging appears to reduce the potential for inadvertent re-dosing in a single night.

Inadvertent dosing with < 4 hours bedtime remaining

FDA has agreed to a highway driving study to assess the effect of Intermezzo® on next day driving ability beginning at three and four hours after MOTN dosing. Study has begun.

FDA has agreed to consider as part of the overall Intermezzo® NDA the Transcept contention that a pre-approval in-use study could not accurately measure patient ability to avoid inadvertent dosing errors.

Redesigned unit dose packaging for NDA resubmission

Prototype package: product is not approved by FDA

Prototype package: product is not approved by FDA

Prototype package only: Intermezzo® is not approved by the U.S. Food and Drug Administration.

Highway driving study overview

Approximately 40 healthy adult volunteers

Highway driving over a one-hour period

Single-center (Maastricht), double-blind, randomized, placebo-controlled crossover design

Key comparisons:

Intermezzo® 3.5mg vs. placebo, 4 hours post-dose

Intermezzo® 3.5mg vs. placebo, 3 hours post-dose

Zopiclone 7.5mg vs. placebo (positive control)

Key measure of driving impairment: standard deviation of lateral position (a measurement of ‘weaving’) as compared to placebo

U.S. Commercial Partnership: Purdue Pharma

Purdue Pharma:

Intermezzo® U.S. primary care marketing partner

> $2.5 billion 2009 revenue, leading pain therapeutic franchise, significant U.S. primary care marketing and sales presence

Intermezzo®: an important new product opportunity for Purdue

Purdue team actively engaged with Transcept to address issues raised in FDA Complete Response Letter

Purdue Pharma agreement: key Transcept benefits

Purdue to commercialize Intermezzo® to U.S. primary care market

Milestone payments

Upfront license fee: $25M received August 2009

FDA approval milestone of $30M, reduced by $2M each 30-day period after June 30, 2010

Up to $90M additional upon the achievement of certain patent milestones and net sales targets, including $10M for first formulation patent listed in Orange Book

Base royalties

Double digit royalties up to the mid 20% level on net sales

Co-promote option: foundation for a commercial future

Additional double digit royalty on psychiatrist Rx net sales

Transcept option: co-promote to psychiatrists as early as the first anniversary after Purdue launch

Intermezzo®: Intellectual property

Intermezzo®: two formulation patents issued; method of use patents pending

- Formulation for transmucosal absorption
  - Two issued U.S. patents - 7,682,628 and 7,658,945
  - Patents expire no sooner than February 2025
  - Low dose zolpidem, ~1mg to ~5mg
  - Formulation with buffer system for transmucosal absorption
- Method of treating MOTN awakenings
  - Priority date: May 2005
  - Low dose zolpidem, ~1mg to ~5mg
  - Treatment of middle of the night awakenings
    - administration as needed after the subject awakens
  - Proposed claims cover multiple dosage forms

20

Transcept
PHARMACEUTICALS, INC.

Pipeline development

TO-2061: ultra low dose ondansetron as adjunctive therapy in patients with obsessive compulsive disorder who have not adequately responded to SSRI treatment

Significant unmet medical need: OCD patients not responding adequately to SSRI treatment (TR-OCD)

- Obsessive Compulsive Disorder
  - Intrusive thoughts and repetitive actions to reduce distress
  - Affects 1% to 2% of U.S. adult population, 40% to 50% seek treatment
  - Significantly impacts everyday life activities of patients and their families
  - 40% to 60% of OCD patients do not respond adequately to first-line SSRI treatment (e.g., Prozac®, Luvox®, Paxil®, Zoloft®)
- No FDA approved treatment for TR-OCD
  - Atypical antipsychotics are often used off-label to augment SSRIs
    - ~68% of SSRI-resistant OCD patients do not respond
    - Frequently reported adverse events: weight gain, metabolic disorder

23
Transcept PHARMACEUTICALS, INC.

Pilot studies: ultra low dose adjunctive ondansetron therapy in TR-OCD

- Ondansetron (5-HT_3 antagonist approved as Zofran®)
  - Affects serotonin and dopamine pathways
  - Typical daily Zofran® doses of 16 mg to 24 mg during chemotherapy
- Two 12 week open-label adjunctive therapy studies with ondansetron titrated to 0.5 mg BID dose
  - Pilot Study A*: Adjunctive ondansetron therapy in patients who responded poorly to at least 12 weeks of SSRIs combined with an atypical antipsychotic, n=14
  - Pilot Study B: Adjunctive ondansetron therapy in patients who responded poorly to at least 12 weeks of SSRI treatment, n=21

* Pallanti et al.: Ondansetron Augmentation in Treatment-Resistant Obsessive-Compulsive Disorder, CNS Drugs (2009)

24

Transcept PHARMACEUTICALS, INC.

Pilot studies: ultra low dose adjunctive ondansetron therapy in TR-OCD

Results

OCD symptoms improved over baseline in patients who had responded poorly to SSRI monotherapy and SSRIs in combination with atypical antipsychotics

In Pilot Study B, where relapse data were collected, most patients who responded to adjunctive ondansetron therapy relapsed after ondansetron treatment period ended

Low-dose ondansetron was well tolerated (no dropouts due to AE’s)

44% mean improvement (YBOCS) in 12 of 21 patients who responded to adjunctive ondansetron therapy

Pilot Study B, n=21

YBOCS% decrease from baseline (Mean ± SE)

ALL PATIENTS 26.3% improvement at 12 weeks

RESPONDERS

(57% OF PATIENTS)

44% improvement at 12 weeks

0% 10% 20% 30% 40% 50%

Week 2 Week 4 Week 6 Week 8 Week 10 Week 12

TO-2061: Development overview

Regulatory highlights

IND accepted Q2 2010: opening PK study may proceed

505b2 NDA pathway

PK studies: Planned for completion ~H1 2011

Double-blind, placebo-controlled study of SSRI adjunctive therapy with ultra low dose ondansetron in TR-OCD patients, n~150

If successful, this study could potentially be submitted as one of two pivotal Phase 3 studies

Top-line results: preliminary estimation H2 2012

Modest investment

<$10M incremental expense estimated through Phase 2 results

Commercial strategy

- Intellectual property
  - Method of use patent application filed, priority date May 19, 2009
  - Ondansetron, up to ~1.5 mg/day
  - Pending claims for treating TR-OCD with ondansetron augmentation of SSRIs
- Managed markets: positive initial reception
  - Managed care survey: 7 payer organizations with ~108M total patient lives
  - Positive initial response to product concept
  - Payers acknowledged the unmet medical need
  - All payers expect Tier 3 formulary coverage
  - Tablet splitting unlikely given the very low proposed dose of 0.5 mg BID and the 8x-16x higher doses of available ondansetron formulations
- Strategic fit: psychiatry
  - ~87% of patient visits for OCD were to psychiatrists in 2009*
  - Complementary to existing *Intermezzo*® psychiatry co-promote option with Purdue

* SDI Physician Drug and Diagnosis Audit

28

Transcept PHARMACEUTICALS, INC.

Financial Overview

Financial position: March 31, 2010

Cash & investments: $83.1 M

Q1 2010 cash burn rate: $1.9 M / month

Shares outstanding: 13.4 M

Options / warrants / other: 2.5

Total: 15.9 M

Employees: 31

Q2 2010 announcement scheduled for Monday, August 9, after market close

Key Transcept goals and activities

Completed Intermezzo® US marketing partnership, July 09

Patent coverage: two Intermezzo® formulation patents issued

Proposal to FDA on Intermezzo® NDA resubmission, Feb 10

FDA agreement on highway driving study design, March 10

Begin highway driving study, June 2010

Resubmit Intermezzo® NDA first quarter 2011, Class 2 review

Begin ultra low-dose ondansetron development program

Develop ex-U.S. Intermezzo® regulatory strategy

Transcept Pharmaceuticals, Inc.

Intermezzo® is a registered trademark of Transcept Pharmaceuticals, Inc.

Ambien® is a registered trademark of sanofi-aventis

Zofran® and Paxil® are registered trademarks of The GlaxoSmithKline Group of Companies

Prozac® is a registered trademark of Eli Lilly & Co.

Luvox® is a registered trademark of Solvay Pharmaceuticals, Inc.

Zoloft® is a registered trademark of Pfizer Inc.

Intermezzo® Phase 1 Studies

Intermezzo®: mean DSST scores (Δ from baseline)



Phase 1 PK/PD Study n=24
Placebo
Intermezzo® 1.75 mg
Intermezzo® 3.5 mg
DSST
(Change from baseline +/- SE)
6
4
2
0
-2
-4
-6
-8
-10
-12
-14
-16
0
20
60
90
120
150
180
240
300
Time (min)

34

Transcept PHARMACEUTICALS, INC.

3.5 mg *Intermezzo*® vs. 10 mg Ambien® plasma profile

Intermezzo® 3.5mg vs. Ambien® 10mg PO after an overnight fasting, n=33



Ambien® 10 mg
Intermezzo® 3.5 mg
Mean plasma concentration (ng/ml)
0
20
40
60
80
100
120
140
0
1
2
3
4
5
6
7
8
Time (hours)

35

Transcept
PHARMACEUTICALS, INC.

Intermezzo® Sleep Lab Study

Intermezzo®: Objective Latency to Persistent Sleep following a middle of the night awakening

Phase 3 Sleep Lab Study n = 82

Average Latency to Persistent Sleep (min)

50 40 30 20 10 0

p<0.001 vs. Placebo

p<0.001 vs. Placebo

37.29

23.71

14.16

p<0.003 vs. Placebo

p<0.001 vs. Placebo

44.64

30.66

16.97

All Patients (82/82)

> 60 min awakening (37/82)

Placebo Intermezzo® 1.75mg Intermezzo® 3.5mg

Intermezzo®: proportion of patients asleep following a middle of the night awakening

Phase 3 Sleep Lab Study n = 82

75% 56% 28%

% Patient Asleep

0 10 20 30 40 50 60 70 80 90 100

<10 <20 <30

Time (min)

Placebo

Intermezzo 3.5 mg

Intermezzo 1.75 mg

Baseline

Next-day residual effects of Intermezzo® 1.75 mg and 3.5 mg vs. placebo

Phase 3 Sleep Lab Study n = 82

p<0.62 vs. Placebo

p<0.15 vs. Placebo

DSST symbol matches per 90 seconds

70 60 50 40 30 20 10 0

61.88 61.59 60.57

Objective (DSST)

p<0.44 vs. Placebo

p<0.91 vs. Placebo

Patient sedation rating: 0 to 100 scale

70 60 50 40 30 20 10 0

62.35 64.25 63.56

Subjective (VAS)

Placebo Intermezzo® 1.75mg Intermezzo® 3.5mg

Intermezzo®: “Good” or “Excellent” next day ratings

Phase 3 Sleep Lab Study n = 82

% of patients reporting good or excellent on a 4 point Likert Scale

50 40 30 20 10 0

NS

p<0.001 vs. Placebo

42.6

32.9

23.5

p<0.017 vs. Placebo

p<0.001 vs. Placebo

40.0

36.5

23.5

p<0.024 vs. Placebo

p<0.009 vs. Placebo

51.3

47.6

39.5

Sleep Quality Refreshing Sleep Ability to Function

Placebo Intermezzo® 1.75mg Intermezzo® 3.5mg

Intermezzo® Outpatient Study

Intermezzo®: Latency to Sleep Onset, 4 week avg

Phase 3 outpatient study n = 294

Latency to Sleep Onset LS Mean (minutes)

80 70 60 50 40 30 20 10 0

69.42

56.37

Baseline

4 week treatment

p<0.0001 vs. Placebo

68.13

38.22

Baseline

4 week treatment

Baseline Placebo Intermezzo® 3.5mg

Intermezzo®: Latency to Sleep Onset, weekly

Phase 3 outpatient study n = 294

LS Mean (minutes)

70 60 50 40 30 20 10 0

p<0.0001 vs. Placebo

p<0.0001 vs. Placebo

p<0.0001 vs. Placebo

p<0.0001 vs. Placebo

Baseline week 1 week 2 week 3 week 4

Placebo Intermezzo® 3.5mg

Intermezzo®: next day sleepiness/alertness scores, 4 week avg

Phase 3 outpatient study n = 294

ALERT MORE

LS Mean—Sleepiness

MORE SLEEPY

9 8 7 6 5 4 3 2 1 0

5.24

4.71

Baseline

4 week treatment

p<0.0041 vs. Placebo

5.59

4.87

Baseline

4 week treatment

Baseline Placebo Intermezzo® 3.5mg

Intermezzo®: average weekly treatment exposure

Phase 3 outpatient study n = 294

Number of tablets per week

5 4 3 2 1 0

Placebo wk 1 Placebo wk 2 week 1 week 2 week 3 week 4

Placebo Intermezzo® 3.5mg

Distribution of self-reported MOTN awakenings



Phase 3 outpatient study n = 294
Number of MOTN Calls
1600
1400
1200
1000
800
600
400
200
0
8-9pm
9-10pm
10-11pm
11-12am
12-1am
1-2am
2-3am
3-4am
4-5am
5-6am
6-7am
MOTN treatment call to IVRS

46

Transcept PHARMACEUTICALS, INC.

Intermezzo® highway driving study

Study schematic

Intermezzo® highway driving study: study schematic

		Treatment Arms					
		A1	A2	B1	B2	C	D
Bedtime dose	**11:15pm**	zopiclone	zopiclone	placebo	placebo	placebo	placebo
MOTN dose	**4:15am**	placebo		placebo		Intermezzo®	
(or)							
MOTN dose	**5:15am**		placebo		placebo		Intermezzo®
Wake-up time	**7:30am**	x	x	x	x	x	x
Drive time	**8:15am**	x	x	x	x	x	x

Subjects exposed to a condition	20	20	20	20	40	40	Total drives 160

Treatment arms A1 & A2, and treatment arms B1 & B2 will be grouped together such that the analysis will treat the study as a 4-way cross-over design

48

Transcept PHARMACEUTICALS, INC.

TO-2061 Pilot Study B

8 of 12 responders relapsed within four weeks after ondansetron treatment period ended

Pilot Study B, n=21

Ondansetron augmentation phase

After ondansetron treatment period ended

38.3% worsening from Week 12

Decrease = improvement

Average YBOCS scores (Mean ± SE)

40 30 20 10

Week 0 Week 2 Week 4 Week 6 Week 8 Week 10 Week 12 Week 14 Week 16